GLRE-SUP-2

Summary and Statutory Prospectuses and Statement of Additional Information Supplement dated February 1, 2017

The purpose of this mailing is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Global Responsibility Equity Fund

Andrew Waisburd will no longer serve as Portfolio Manager to Invesco Global Responsibility Equity Fund. All references to Mr. Waisburd in the prospectuses and Statement of Additional Information are hereby removed as of the date set forth above.

GLRE-SUP-2